Exhibit 99.1

September 15, 2014

Mr. Kevin Kotler

Broadfin Healthcare Master Fund, Ltd.

c/o Broadfin Capital LLC

237 Park Avenue, 9th Floor

New York, New York 10017

Dear Mr. Kotler:

The Board of Directors has had an opportunity to review your letter dated September 10, 2014, as well as the Notice of Stockholder Nomination of four Directors for election at the 2014 Annual Meeting of Stockholders of Cardica, Inc. from Broadfin Healthcare Master Fund, Ltd. We agree with you that the costs and time of a proxy contest should be avoided. In fact, this view has driven our discussions with you for the last three months. To that end, the Board has:

1.	Determined to hold the 2014 Annual Meeting on Thursday, December 11, 2014, to provide us an opportunity to continue the dialogue with you.

2.

Consistent with its fiduciary duties, the Nominating Committee is immediately reaching out to schedule interviews as promptly as possible with two of your proposed nominees, Gregory D. Casciaro and R. Michael Kleine, who meet your stated criteria of “Board members that have experience running public companies during the launch of major products.”

3.

Enclosed a revised Confidentiality Agreement removing the provisions you found objectionable as to the process so that we can schedule an in-person meeting with you to satisfy your requests for material non-public information, particularly with respect to the level of detail on Cardica’s technology, as discussed below.

We hope Broadfin’s stated commitment to Cardica is for the long-term, but we note that Broadfin has been both a buyer and seller of Cardica stock. Notably, Broadfin sold the vast majority of its holdings in Cardica, severely impacting Cardica’s stock price, shortly before Cardica’s last public offering and Broadfin then purchased its current position in April, 2014, at a lower price.

As you acknowledge in your letter, Cardica has demonstrated a significant willingness to have frank discussions about our business with you, provided that you sign a confidentiality agreement. Given Broadfin’s history as a buyer and seller in Cardica’s securities and the critical stage of Cardica in implementing its current business strategies, it is very important that we ensure that you understand that the information we provide you is non-public information, in many cases material, and must not be utilized by you, particularly, in buying or selling Cardica’s securities. Further, whether the information is material or not, it is Cardica’s confidential information and Cardica does not want its information being made public for competitive and other sound business reasons. In an email to our Chief Executive Officer, your legal counsel has indicated that you did not believe any of the previously provided confidential information was material or non-public. Consequently, we are naturally concerned that you or your counsel will once again proffer such an opinion and risk our confidential information being either improperly utilized by you or inadvertently disclosed to our competitors. Both are scenarios that must be avoided.

You also noted in your letter your willingness to sign the revised Confidentiality Agreement, and we hope you share that view of protecting Cardica’s confidential information. If the confidentiality agreement is acceptable to you, please execute and return to Robert Newell, Chief Financial Officer of Cardica.

We would like to address a number of inaccuracies contained in your letter, which we believe mislead Cardica’s stockholders.

1.

With respect to your previous efforts to change the Cardica Board’s composition, the statements you made about the nomination process of the two director candidates you put forward were inaccurate and unfounded and mislead Cardica’s stockholders. The Board, at your request, considered your suggestion that we add “Board members that have experience running public companies during the launch of major products” and the Board agreed that such additions would be valuable. As you know, we interviewed both and considered them quite seriously, but before we could complete the process, they withdrew their names from consideration. Consequently, we suggested other candidates to be added to the list and the Board began interviewing them. We have also received several suggestions from other stockholders that we are going to consider. In light of these steps, we believe we fully considered your views.

2.

Despite your claims, the Cardica Board and management team’s understanding of investor sentiment is clear. We have been engaged in discussions with you for several months and we do investor outreach to other stockholders. Those discussions help guide us to execute on a number of strategic initiatives to drive profitability and enhance value for all stockholders.

3.

We strongly believe that Cardica’s actions to date, in stark contrast to Broadfin’s, demonstrate an openness to a productive dialogue towards the goals of avoiding a costly and distracting proxy contest and enhancing value for all stockholders. Indeed, despite our efforts to reach a mutually acceptable resolution, you have continuously altered your demands. Now, with your intention to nominate four of six possible directors, you have decided that you want control of the Board and de facto control of Cardica without providing a business strategy or paying a premium to all other stockholders.

We hope this further clarifies the Board’s positions and its desire to work constructively with you to reach an agreement and avoid a proxy contest. Once you have returned an executed copy of the Confidentiality Agreement, we will schedule in-person meetings with you and the Board members and senior management so that we can discuss Cardica's plans as well as the nominees for election at the Annual Meeting of Stockholders. Dr. Hausen and Mr. Larkin will be reaching out to you today to further discuss this process going forward.

Very truly yours,

The Board of Directors of Cardica, Inc.

CONFIDENTIALITY AND

NON-USE AGREEMENT

This AGREEMENT made as of September 15, 2014, by and among CARDICA, INC., a Delaware corporation having its principal business address at 900 Saginaw Drive, Redwood City, CA 94063 (“Cardica”), and Broadfin Healthcare Master Fund, Ltd., a Cayman Islands exempted company, having its principal office at 20 Genesis Close, Ansbacher House, Second Floor, P.O. Box 1344, Grand Cayman KY1-1108, Cayman Islands, Broadfin Capital, LLC, a Delaware limited liability company, having its principal business address at 237 Park Avenue, Suite 900, New York, New York 10017 and Kevin Kotler, an individual, having a business address at 237 Park Avenue, Suite 900, New York, New York 10017 (collectively, the “Broadfin Group”).

WITNESSETH THAT:

WHEREAS, the Broadfin Group beneficially owns 8,874,992 shares of Cardica’s Common Stock (the “Common Shares”) and 98,752 of Cardica’s Series A Convertible Preferred Stock (the “Preferred Shares”).

WHEREAS, the Broadfin Group desires to obtain certain proprietary or confidential information from Cardica or its parents, subsidiaries or other affiliates, solely for the purposes of discussing the composition of the Board of Directors of Cardica, generally, and means to enhance stockholder value (the “Purpose”); and

WHEREAS, Cardica is willing to provide such information, or to cause such information to be provided by its parents, subsidiaries or other affiliates, to the Broadfin Group or its parents or other affiliates solely for such purposes in accordance with the terms hereof;

NOW, THEREFORE, Cardica and the Broadfin Group do hereby mutually agree as follows:

1.     Definitions.

(a)     “Confidential Information” shall mean all written, recorded, electronic or oral information or data (including without limitation financial, operating, performance, cost, business, process, research, developmental, engineering, manufacturing, technical, marketing, sales, customer, employee, investor, shareholder, vendor or contract information or data, know-how, trade secret and computer programming and other software and software techniques) provided by Cardica or Cardica’s Affiliates in connection herewith, whether its confidentiality or proprietary status is indicated orally or in writing or in a context in which Cardica or Cardica’s Affiliates reasonably communicated, or the Receiving Party or Recipient’s Affiliates should reasonably have understood, that the information should be treated as confidential or proprietary, whether or not the specific words “confidential” or “proprietary” are used. The facts that this Agreement exists and the terms hereof, that Confidential Information has been exchanged hereunder and that discussions are occurring with respect to the purposes set forth herein (and the status of such discussions) shall be treated as “Confidential Information” hereunder.

(b)     “Disclosing Party” shall mean Cardica and Cardica’s Affiliates.

(c)     “Cardica’s Affiliates” shall mean the parents, subsidiaries or other affiliates of the Disclosing Party and the officers, directors, employees, counsel, agents and other representatives thereof and of the Disclosing Party.

(d)     “Receiving Party” shall mean the Broadfin Group and Recipient’s Affiliates.

(e)     “Recipient’s Affiliates” shall mean the parents, subsidiaries or other affiliates of the Receiving Party and the officers, directors, employees, counsel, agents and other representatives thereof and of the Receiving Party.

2.     Confidentiality and Non-Use. In consideration of Cardica’s providing, or causing to be provided, Confidential Information to the Receiving Party and (solely at the specific request of such Receiving Party from time to time) to the Recipient’s Affiliates of such Receiving Party, such Receiving Party agrees that it shall (and shall cause its Recipient’s Affiliates to):

(a)     hold confidential and not disclose all Confidential Information provided by Cardica or Cardica’s Affiliates (other than to Recipient’s Affiliates having a reasonable need to know such Confidential Information in connection with the permitted purposes hereunder who have either (i) been informed of the terms of and their obligations under this Agreement and have agreed to be bound hereby, or (ii) are subject to existing confidentiality obligations to the Receiving Party providing comparable substantive confidentiality and non-use protection to Cardica for the Confidential Information as set forth herein), without the prior written consent of Cardica;

(b)     use such Confidential Information only for the Purpose, and for no other purposes whatsoever, except with the prior written consent of Cardica;

(c)     return all written or recorded Confidential Information in the form provided by Cardica or its Cardica’s Affiliates (including all copies thereof) to Cardica within 30 days of receipt by the Receiving Party of a written request therefor from Cardica; and

(d)     destroy all internal documents and records prepared by or for the Receiving Party and the Recipient’s Affiliates containing Confidential Information (including all copies thereof and all portions of such documents and records containing Confidential Information, but excluding (i) copies of Confidential Information that the Receiving Party or a Recipient’s Affiliate is required by law or applicable regulation to retain, and (ii) any attorney work product material that would be protected from discovery pursuant to the attorney-client privilege) and provide Cardica with a certificate of an officer of the Receiving Party stating that such destruction has occurred, within 30 days of receipt by the Receiving Party of a written request therefore from Cardica.

In any event, the Receiving Party shall be responsible for any breach of this agreement by any Recipient’s Affiliate and shall, at its sole expense, take all reasonable measures (including but not limited to court proceedings) to restrain its Recipient’s Affiliates from prohibited or unauthorized disclosure or use of the Confidential Information.

3.     Exceptions to the Confidentiality and Non-Use Obligations. The obligations imposed by Section 2 hereof shall not apply, or shall cease to apply, to any Confidential Information if or when, and to the extent that, such Confidential Information:

(a)     was known to the Receiving Party or the Recipient’s Affiliates prior to the receipt of the Confidential Information from Cardica or Cardica’s Affiliates; or

(b)     was, or becomes through no breach of the Receiving Party’s obligations hereunder, known to the public or to the trade or industry in which Cardica or the Broadfin Group (as applicable) operates;

(c)     becomes known to the Receiving Party or Recipient’s Affiliates from sources other than Cardica or Cardica’s Affiliates under circumstances not involving any breach of any confidentiality obligation between such source and Cardica or Cardica’s Affiliates or a third party; or

(d)     is independently developed by the Receiving Party or Recipient’s Affiliates; or

(e)     is required to be disclosed by law or applicable legal process or by applicable securities or commodities exchange, self-regulatory organization or other rules or regulations, provided that the Receiving Party or Recipient’s Affiliates making such disclosure shall (i) if permitted to do so, give Cardica as much prior notice thereof as is reasonably practicable so that Cardica may seek such protective orders or other confidentiality protection as it, in its sole discretion and at its sole expense, may elect and (ii) reasonably cooperate with Cardica in protecting such confidential or proprietary nature of the Confidential Information which must be so disclosed (with such duty of cooperation not requiring the Receiving Party or Recipient’s Affiliates to initiate or participate in any litigation or incur more than de minimis out-of-pocket costs). In any such event, the Receiving Party or Recipient’s Affiliate making such disclosure shall provide only such limited Confidential Information as it is advised by written opinion of counsel is legally required and shall exercise its best efforts to obtain assurance from the recipient that confidential treatment will be accorded such Confidential Information.

4.     No Creation or Transfer of Rights in Confidential Information or Intellectual Property Hereunder. Nothing in this Agreement shall give the Receiving Party or Recipient’s Affiliates any rights, title, license or interest whatsoever in or to the Confidential Information of Cardica and Cardica’s Affiliates (which shall remain at all times the property of Cardica or Cardica’s Affiliates) or in or to any existing or future patents, know-how, trade secrets, inventions, trademarks, copyrights or other intellectual property of Cardica or Cardica’s Affiliates.

5.     No Representations and Warranties. Cardica and Cardica’s Affiliates make no representations or warranties, express or implied, of any kind with respect to the Confidential Information provided thereby, including, without limitation, with respect to the accuracy or completeness thereof.

6.     Termination; Duration of Obligations. This Agreement may be terminated by either party on 30 days prior written notice with respect to new disclosures; provided, however, that the obligations of the Receiving Party and Recipient’s Affiliates under Section 2 hereof with respect to Confidential Information disclosed hereunder prior to the termination of this Agreement shall continue for such times set forth in Section 3.

7.     Waivers; Amendments; Assignment. This Agreement may not be modified, amended or waived except by a written instrument duly executed by both parties. This Agreement may not be assigned by either party without the prior written consent of the other and shall be binding on, and inure to the benefit of, the respective successors and permitted assigns of the parties hereto.

8.     Governing Law; Disputes. This Agreement is made subject to and shall be construed under the laws of the State of California without giving effect to the principles of conflicts of law thereof. The parties agree that the state and federal courts situated in San Mateo County in the State of California shall have exclusive jurisdiction to resolve any disputes with respect to this Agreement or the Confidential Information, with each party irrevocably consenting to the jurisdiction thereof for any actions, suits or proceedings arising out of or relating to this Agreement or the Confidential Information, and each party hereto irrevocably waives its rights to trial by jury with respect thereto. In the event of any litigation hereunder, the prevailing party shall be entitled to costs and reasonable attorneys’ fees. The parties hereto acknowledge and agree that Cardica and the Cardica’s Affiliates will be irreparably harmed by any disclosure or use of the Confidential Information in violation of the terms hereof and that in the event of any breach of the provisions of this Agreement, Cardica shall be entitled to equitable relief, including in the form of injunctions and orders for specific performance, in addition to all other remedies available to Cardica and Cardica’s Affiliates with respect thereto at law or in equity.

9.     Securities Laws.   The Broadfin Group acknowledges that it is aware and will ensure the Recipient’s Affiliates are aware of the general nature of applicable securities laws, including, without limitation, all applicable securities laws which may prohibit any person who has material, non-public information concerning the matters which are the subject of this Agreement which may include the parties contemplation of the Purpose of this Agreement, from trading in securities of a company which may be a party to a transaction of the type contemplated herein or from communicating such information to other persons.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.

CARDICA, INC., a Delaware Corporation

By:
Name: Bernard Hausen
Title: Chief Executive Officer and President

BROADFIN CAPITAL, LLC, a Delaware Limited Liability Company

By:
Name: Kevin Kotler
Title: Managing Member

BROADFIN HEALTHCARE MASTER FUND, LTD., a Cayman Islands exempted company

By:
Name: Kevin Kotler
Title: Director

KEVIN KOTLER

By:
Name: Kevin Kotler
Title: Director

Important Information

Cardica intends to file with the Securities and Exchange Commission (the “SEC”) and expects to mail to stockholders a proxy statement relating to Cardica’s 2014 Annual Meeting of Stockholders. Stockholders are urged to read the proxy statement and any related documents when they become available as they contain important information. Stockholders may obtain free copies of these documents and other documents filed with the SEC by Cardica at the SEC’s website at www.sec.gov. These documents can also be obtained free of charge from Cardica’s website at www. Cardica.com. Stockholders may also contact McKenzie Partners with questions or requests for additional copies of the proxy materials by calling toll free at (800) 322-2885. Cardica’s directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from stockholders. Information regarding the names and special interests of these directors and executive officers in proxy solicitation will be included in the proxy statement described above.